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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  ----------

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 May 15, 1996

                                  ----------

                          WILLAMETTE INDUSTRIES, INC.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Oregon
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                    0-3730
                             (COMMISSION FILE NO.)

                                  93-0312940
                       (IRS EMPLOYER IDENTIFICATION NO.)

    1300 S.W. Fifth Avenue, Suite 3800
    Portland, Oregon                                97201
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

     Registrant's telephone number, including area code:
                                (503) 227-5581


=================================================================

          The registrant hereby amends Item 7 of its Current Report on Form 8-K dated May 15, 1996 (date of earliest event reported) to read as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   Financial Statements.

                      None (pursuant to a waiver by the staff dated March 28, 1996).

          (b)   Pro Forma Financial Information.

          The following pro forma financial information is filed as a part of this report:

                Condensed Pro Forma Combined Balance Sheet

                Condensed Pro Forma Combined Statement of Earnings for Year Ended December 31, 1995

                Condensed Pro Forma Combined Statement of Earnings for Three Months Ended March 31, 1996

                Notes to Condensed Pro Forma Combined Financial Statements

          (c)   Exhibits.

                      The exhibits to this report are listed in the accompanying index to exhibits.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Willamette Industries, Inc.
                                  (Registrant)


                                  By /s/J. A. Parsons
                                        J. A. Parsons
                                        Executive Vice President and
                                        Chief Financial Officer

Dated:  June 10, 1996

                               INDEX TO EXHIBITS


                Exhibit No.                   Description
                ===========                   ===========

                      2.1 Asset sale, purchase and transfer agreement dated March 12, 1996, between Hanson Natural Resources Company, Cavenham Energy Resources Inc., Cavenham Forest Industries Inc. and the registrant (previously filed).*

                      2.2 Asset sale, purchase and transfer agreement dated April 11, 1996, between the registrant and Crown Pacific Limited Partnership
                                        (previously filed).*

                      2.3 Asset sale, purchase and transfer agreement dated April 23, 1996, between the registrant and Temple-Inland Forest Products Corporation (previously filed).*

                      2.4 Asset sale, purchase and transfer agreement dated April 26, 1996, between the registrant and John Hancock Mutual Life Insurance
                                        Company, together with Addendum No. 1
                                        thereto dated May 13, 1996
                                        (previously filed).*

                      2.5 Management agreement dated May 15, 1996, among the registrant, John Hancock Mutual Life Insurance
                                        Company, Willamette Columbia Timber
                                        Co. and Hancock Natural Resource
                                        Group, Inc (previously filed).*

                      2.6 Right of first offer agreement dated May 15, 1996, between the registrant and John Hancock Mutual Life
                                        Insurance Company (previously
                                        filed).*

                      2.7 Timber supply agreement dated May 15, 1996, between the registrant and John Hancock Mutual Life Insurance Company (previously filed).*

                      4 Credit agreement dated as of May 10, 1996, among the registrant, Bank of America National Trust and Savings Association, Abn Amro Bank N.V., Morgan Guaranty Trust Company of New York, Nationsbank, N.A., Wachovia Bank of Georgia, N.A., and other financial institutions parties thereto (previously filed).

===================
*The schedules (or similar attachments) to this exhibit have been omitted. Such schedules are listed at the end of the exhibit and copies thereof will be furnished supplementally to the Commission upon request.

                          WILLAMETTE INDUSTRIES, INC.
                      AND ASSETS PURCHASED FROM CAVENHAM

                  CONDENSED PRO FORMA COMBINED BALANCE SHEET
                                March 31, 1996
                                  (Unaudited)
                         (Dollar amounts in thousands)

  The following condensed pro forma combined balance sheet has been prepared from the consolidated balance sheet of Willamette Industries, Inc. as of March 31, 1996, and gives effect to, on a pro forma basis as of March 31, 1996, (i) the acquisition of the assets purchased from Cavenham on May 15, 1996, in a transaction to be accounted for as a purchase, (ii) the concurrent sale of related assets to third parties in transactions which simultaneously consummated with the consummation of the Company's acquisition of the Cavenham assets, and (iii) the receipt by the Company of the proceeds of a borrowing on May 15, 1996, under a Credit Agreement with a group of banks. This statement should be read in conjunction with the historical financial statements and notes included in the Company's annual report on Form 10-K for the year ended December 31, 1995, and its quarterly report on Form 10-Q for the period ended March 31, 1996. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.


        ASSETS                                 Historical               Pro forma
        ------                                 ----------  -------------------------------------
                                                                          Assets Sold
                                                            Assets        & Financing
                                              Willamette   Purchased(a)   Obtained        Combined
                                              ----------   ------------   -----------     --------
Current Assets:
  Cash                                          $44,925             -         5,140 (e)     50,065
  Accounts receivables, net                     312,537             -             -        312,537
  Inventories                                   359,319         8,000             -        367,319
  Prepaid expenses                               42,147             -             -         42,147
  Assets held for sale                                -       641,000      (443,140)(b)    197,860 (b)
                                             ----------    ----------     ----------     ---------
       Total current assets                     758,928       649,000      (438,000)       969,928

Timber, timberlands and related facilities      569,609       947,003       (50,000)(c)  1,466,612

Property, plant and equipment, net            2,098,204         7,720             -      2,105,924

Other assets                                     65,531             -              -        65,531
                                             ----------    ----------     ----------     ---------
       Total assets                          $3,492,272     1,603,723      (488,000)     4,607,995
                                             ==========    ==========     ==========     =========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current debt                                  $73,588            -        200,000 (d)    273,588
  Accounts payable and accrued liabilities      298,233            -              -        298,233
  Accrued income taxes                           56,298            -              -         56,298
                                             ----------   ----------      ---------      ---------
       Total current liabilities                428,119            -        200,000        628,119

Long-term debt, net                             793,160            -        900,000 (d)  1,693,160

Other liabilities                                30,279       15,723              -         46,002

Deferred income taxes                           337,429            -              -        337,429

Stockholders' equity:
  Preferred stock, $.50 par value                     -            -              -              -
  Common stock, $.50 par value                   27,613            -              -         27,613
  Capital surplus                               300,898            -              -        300,898
  Retained earnings                           1,574,774            -              -      1,574,774
                                             ----------   ----------     ----------      ---------
  Total stockholders' equity                  1,903,285            -              -      1,903,285
                                             ----------   ----------     ----------      ---------
  Total liabilities & stockholders' equity   $3,492,272       15,723      1,100,000      4,607,995
                                             ==========   ==========     ==========      =========

       Net pro forma adjustments                          $1,588,000 (f) $1,588,000
                                                          ==========     ==========

  See explanation of pro forma adjustments in Notes to Condensed Pro Forma Combined Financial Statements.

                          WILLAMETTE INDUSTRIES, INC.
                      AND ASSETS PURCHASED FROM CAVENHAM

                    CONDENSED PRO FORMA COMBINED STATEMENT
                                  OF EARNINGS
                         Year Ended December 31, 1995

                                  (Unaudited)
             (Dollar amounts in thousands, except per share data)



  The following condensed pro forma combined statement of earnings combines the results of operations of Willamette Industries, Inc. and the assets acquired on May 15, 1996, from Cavenham, for the year ended December 31, 1995, on a pro forma basis as though the acquisition, to be accounted for as a purchase, had occurred as of the beginning of the period. This statement should be read in conjunction with the historical financial statements and notes included in the Company's annual report on Form 10-K for the year ended December 31, 1995, and its quarterly report on Form 10-Q for the period ended March 31, 1996. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.



                                        Historical                 Pro forma Adjustments
                                  ---------------------      --------------------------------
                                               Cavenham
                                  Willamette    Assets       Debit      Credit        Combined
                                  ----------   --------      ------     -------      ----------
Net sales                         $3,873,575    123,893           -           -       3,997,468

Cost of sales                      2,777,735     67,329      35,784 (g)       -       2,880,848
                                  ----------   --------      ------     -------      ----------
  Gross profit                     1,095,840     56,564      35,784           -       1,116,620

Selling and administrative expenses  201,784      1,403                       -         203,187
                                  ----------   --------      ------     -------      ----------
  Operating earnings                 894,056     55,161      35,784           -         913,433

Other income, net                        798        796           -           -           1,594
                                  ----------   --------      ------     -------      ----------
                                     894,854     55,957      35,784           -         915,027

Interest expense                      71,050          -      55,458 (h)       -         126,508
                                  ----------   --------      ------     -------      ----------
Earnings before taxes                823,804     55,957      91,242                     788,519

Provision for income taxes           309,000          -           -      13,231 (i)     295,769
                                  ----------   --------      ------     -------      ----------
  Net earnings                    $  514,804     55,957      91,242      13,231         492,750
                                  ==========   ========      ======     =======      ==========
Weighted average number of
shares outstanding (in thousands)     55,146                                             55,146
                                  ==========                                         ==========
Earnings per share                     $9.34                                              $8.94
                                  ==========                                         ==========



  See explanation of pro forma adjustments in Notes to Condensed Pro Forma Combined Financial Statements.

                          WILLAMETTE INDUSTRIES, INC.
                      AND ASSETS PURCHASED FROM CAVENHAM

                    CONDENSED PRO FORMA COMBINED STATEMENT
                                  OF EARNINGS
                       THREE MONTHS ENDED MARCH 31, 1996

                                  (Unaudited)
             (Dollar amounts in thousands, except per share data)



  The following condensed pro forma combined statement of earnings combines the results of operations of Willamette Industries, Inc. and the assets acquired on May 15, 1996, from Cavenham, for the three months ended March 31, 1996, on a pro forma basis as though the acquisition, to be accounted for as a purchase, had occurred as of the beginning of the period. This statement should be read in conjunction with the historical financial statements and notes included in the Company's annual report on Form 10-K for the year ended December 31, 1995, and its quarterly report on Form 10-Q for the period ended March 31, 1996. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.




                                        Historical                 Pro forma Adjustments
                                  ---------------------      --------------------------------
                                               Cavenham
                                  Willamette    Assets       Debit      Credit        Combined
                                  ----------   --------      ------     -------      ----------
Net sales                          $866,112      38,568           -           -        $904,680

Cost of sales                       678,166      19,769      10,887 (g)       -        $708,822
                                  ---------    --------      ------     -------      ----------
  Gross profit                      187,946      18,799      10,887           -         195,858

Selling and administrative expenses  55,150         289           -           -         $55,439
                                  ---------    --------      ------     -------      ----------
  Operating earnings                132,796      18,510      10,887           -         140,419

Other income, net                       204         111           -           -             315
                                  ---------    --------      ------     -------      ----------
                                    133,000      18,621      10,887           -         140,734

Interest expense                     14,086           -      13,864 (h)       -          27,950
                                  ---------    --------      ------     -------      ----------
Earnings before taxes               118,914      18,621      24,751           -         112,784

Provision for income taxes           45,544           -           -       2,347 (i)      43,197
                                  ---------    --------      ------     -------      ----------
  Net earnings                       73,370      18,621      24,751       2,347          69,587
                                  =========    ========      ======     =======      ==========
Weighted average number of
shares outstanding (in thousands)    55,224                                              55,224
                                  =========                                          ==========
Earnings per share                    $1.33                                               $1.26
                                  =========                                          ==========



  See explanation of pro forma adjustments in Notes to Condensed Pro Forma Combined Financial Statements.

                     NOTES TO CONDENSED PRO FORMA COMBINED
                             FINANCIAL STATEMENTS

(a) Reflects the purchase of approximately 1,088,000 acres of timberland, a sawmill, and related assets and the assumption of certain related liabilities. The assets purchased included approximately 542,000 acres of timberland and related assets that were concurrently sold pursuant to separate agreements with three designees for an aggregate purchase price of $641,000,000, and which are reflected herein as "Assets held for sale."

(b) Reflects the sale of approximately 486,000 acres of timberland and related assets contemplated by the separate designee agreements in transactions consummated concurrently with the consummation of the asset purchase described in Note (a). Approximately 56,000 acres of timberland and related assets remain to be conveyed to one designee for approximately $197,860,000.

(c) Reflects an escrow deposit applied to the payment of the purchase price which the Company had previously recorded in "Timber, timberlands and related facilities."


(d) Reflects the $1,100,000,000 loan obtained as the primary funding of the asset purchase. The loan was made under a Credit Agreement between the Company and a group of banks providing for a revolving loan and a term loan. The revolving loan provides for borrowings of up to $1,000,000,000 in principal amount to mature on May 15, 2001, and had an initial outstanding principal balance of $500,000,000. The term loan is in the principal amount of $600,000,000 to mature on May 15, 1998. The initial weighted average interest rates per annum for indebtedness outstanding under the revolving loan and the term loan are 5.75% and 5.72%, respectively. The amount of $200,000,000 reflected in "Current debt" corresponds to the anticipated sale of "Assets held for sale" discussed in Note (b) above and concurrent pay down of a portion of the term loan upon such sale with the net proceeds therefrom as required by the Credit Agreement. Interest expense does not include any adjustments for interest on debt attributable to the "Assets held for sale" as these costs are reimbursable expenses pursuant to the agreement with the purchaser.

(e) Reflects excess loan proceeds.

(f) Excluded from the initial purchase price are post closing purchase price adjustments, which, at June 10, 1996, approximate an additional $10,000,000, including approximately $7,000,000 for inventories.

(g) Reflects additional timber depletion and road amortization expense attributable to the increase in the cost basis for the Company, as compared to Cavenham, of timber and roads as a result of the purchase transaction.

(h) Reflects the increase in interest expense related to the increase in debt discussed in Note (d) above.

(i) Reflects the related tax effects of the pro forma adjustments at the Company's effective tax rate.